UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 15, 2014 (March 28, 2014)

CORONUS SOLAR INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

98-1090431
(I.R.S. Employer Identification No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As reported in our Form 8-K filed with the SEC on March 18, 2011, on January 24, 2011, our previously-owned, wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”), entered into a Vacant Land Purchase Agreement (the “Newberry Springs Agreement”) to acquire a 20 acre parcel of vacant land, situated in Newberry Springs, in the County of San Bernardino, California (the “Newberry Springs Parcel”). The purchase price was $45,000. Coronus paid $8,000 and the vendor agreed to carry back the balance amount of $37,000 for two years at 6.5% per annum interest, with monthly payments of interest only (the “Newberry Springs Note”). The transaction closed on March 17, 2011. As reported in our Form 8-K filed with the SEC on May 20, 2013, on May 9, 2013, the parties agreed on a one-year extension to the Newberry Springs Note. All other terms of the Newberry Springs Note remained the same. As reported in our Form 8-K filed with the SEC on October 15, 2013, on September 13, 2013, Coronus transferred ownership of the Newberry Springs Parcel to us, to settle $8,000 in debt owing to us by Coronus. As part of the transaction, we assumed the obligations under the Newberry Springs Note. We disclose today, that on April 10, 2014, the parties agreed to extend the maturity date of the Newberry Springs Note to March 1, 2015. All other terms remain the same, and monthly interest will continue to be paid throughout the extension.

     At this point in time, we are precluded from pursuing interconnection agreements for solar photovoltaic (PV) power systems sited on the Newberry Springs Parcel. Based on the feedback we received from Southern California Edison’s engineers, the existing, regional specific, transmission infrastructure lacks the transmission capacity we would require to deploy our solar PV power systems at this location. Although Southern California Edison plans to upgrade this transmission infrastructure, these upgrades are not slated for completion till 2018 – 2019. Accordingly, we are currently assessing alternative uses for this parcel, including a sale. We sought the extension to the Newberry Springs Note to allow time for a sale without requiring us to pay the balance amount of the Newberry Springs Note.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

     As disclosed above under Item 1.01, on April 10, 2014, the parties agreed to extend the maturity date of the Newberry Springs Note to March 1, 2015. All other terms remain the same, and monthly interest will continue to be paid throughout the extension.

ITEM 5.01 CHANGES IN CONTROL OF THE REGISTRANT.

     On March 28, 2014, Jefferson Thachuk, our president, principal executive officer, secretary, treasurer, principal financial officer, principal accounting officer, and a member of our board of directors, as well as a control person of us, acquired the beneficial ownership of 260,000 shares of our common stock for aggregate consideration of $11,279.83 (CAD $13,000.00), or $0.043 per share (CAD $0.05 per share), using his personal funds, pursuant to a private transaction for the purchase and sale of the shares, from ten shareholders. The purpose of the transaction was to offer liquidity to certain shareholders. Mr. Thachuk acquired the 260,000 shares of common stock, equalling 1.51% of our outstanding shares, pursuant to section 4.1, Normal course purchase exemption, of Multilateral Instrument 62-104, Take-Over Bids and Issuer Bids. Mr. Thachuk acquired the shares as a personal investment. Our shares of common stock did not trade in the 20 business days preceding the date of the share acquisition by Mr. Thachuk. The closing bid and ask prices for each day in the 20 business days preceding the date of the share acquisition were $0.02 and $1.00, respectively. Prior to this, our shares last traded on September 13, 2013, trading 350 shares at $1.00 per share.

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately before the share acquisition, disclosed above, by Mr. Thachuk. The stockholders listed below have direct ownership of his/her shares and possess voting and dispositive power with respect to the shares.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class
Jefferson Thachuk	4,875,000(1)(5)	28.31%(1)

David Holmes	30,000(2)	0.17%(2)

Kaitlyn Bogas	20,000(3)	0.12%(3)

All officers and directors as a group (3 persons)	4,925,000	28.60%

Belectric, Inc.	10,974,000	6.37%
8076 Central Avenue, Newark, CA 94560

Mark Burgert	4,875,000(4)(5)	28.31%(4)
14446 North Bluff Road, White Rock, BC V4B 3C8

Trevor Singleton	1,300,000(6)	7.55%
7094 267th Street, Langley, BC V4W 1W2

Greg Zakaib	950,000	5.52%
305 – 8880 Hudson Street, Vancouver, BC V6P 4N2

(1)      Includes fully vested stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(2)      Includes fully vested stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(3)      Includes fully vested stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(4)      Includes fully vested stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(5)      For both Messrs. Thachuk and Burgert, of the 4,875,000 shares shown as beneficially owned by each of them, 4,525,000 shares each are held in voluntary escrow, to be released to each of them on the basis of one common share each for each $0.50 earned in revenue by us on a consolidated basis. Messrs. Thachuk and Burgert maintain full voting and dividend rights in the escrowed shares. The escrow of the shares was not mandated under any applicable laws or regulations. The escrow of the shares was solely as a result of private contractual terms, agreed to voluntarily.

(6)      Includes fully vested warrants to acquire an additional 350,000 shares of common stock at an exercise price of $0.75 per share.

The following table sets forth, as of the date of this report, the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately after the share acquisition, disclosed above, by Mr. Thachuk. The stockholders listed below have direct ownership of his/her shares and possess voting and dispositive power with respect to the shares.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class
Jefferson Thachuk	5,135,000(1)(5)	29.82%(1)

David Holmes	30,000(2)	0.17%(2)

Kaitlyn Bogas	20,000(3)	0.12%(3)

All officers and directors as a group (3 persons)	5,185,000	30.11%

Belectric, Inc.	10,974,000	6.37%
8076 Central Avenue, Newark, CA 94560

Mark Burgert	4,875,000(4)(5)	28.31%(4)
14446 North Bluff Road, White Rock, BC V4B 3C8

Trevor Singleton	1,300,000(6)	7.55%
7094 267th Street, Langley, BC V4W 1W2

Greg Zakaib	950,000	5.52%
305 – 8880 Hudson Street, Vancouver, BC V6P 4N2

(1)      Includes fully vested stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(2)      Includes fully vested stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(3)      Includes fully vested stock options to acquire an additional 10,000 shares of common stock at an exercise price of $0.065 per share.

(4)      Includes fully vested stock options to acquire an additional 350,000 shares of common stock at an exercise price of $0.065 per share.

(5)      For both Messrs. Thachuk and Burgert, of the 4,875,000 shares shown as beneficially owned by each of them, prior to the share acquisition disclosed above by Mr. Thachuk, 4,525,000 shares each are held in voluntary escrow, to be released to each of them on the basis of one common share each for each $0.50 earned in revenue by us on a consolidated basis. Messrs. Thachuk and Burgert maintain full voting and dividend rights in the escrowed shares. The escrow of the shares was not mandated under any applicable laws or regulations. The escrow of the shares was solely as a result of private contractual terms, agreed to voluntarily.

(6)      Includes fully vested warrants to acquire an additional 350,000 shares of common stock at an exercise price of $0.75 per share.

ITEM 7.01 REGULATION FD DISCLOSURE.

     As disclosed above under Item 1.01, we announced today the extension to the maturity date of the Newberry Springs Note. Additionally, as disclosed above under Item 5.01, we announced the share acquisition by Mr. Thachuk.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

10.1	Vacant Land Purchase Agreement – NEWBERRY SPRINGS (April 10, 2014 Addendum).

99.1	Press release.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 15th day of April, 2014.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal
Accounting Officer, Principal Financial Officer,
Secretary, Treasurer and a member of the Board of
Directors